UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 26, 2013
____________________

Cameron International Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas (Address of Principal Executive Offices and Zip Code)	77027 (Zip Code)

Registrant’s telephone number, including area code:  (713) 513-3300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01       Entry into a Material Definitive Agreement

On April 14, 2008, Cameron International Corporation, a Delaware corporation (“Cameron”), and certain of our subsidiaries, Cameron Limited, Cameron GmbH, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, and Cameron Lux III SARL, entered into a $585 million revolving credit facility (the “Credit Agreement”). The Credit Agreement was filed as Exhibit 10.1 on Form 8-K, dated April 14, 2008.

        On June 6, 2011, Cameron entered into a second amendment (the “Second Amendment”) to the Credit Agreement to make certain amendments to the Credit Agreement, including the extension, increase, and modification of the aggregate commitment.  The Second Amendment was filed as Exhibit 10.1 on Form 8-K, dated June 6, 2011.

                On June 26, 2013, Cameron and certain of our subsidiaries, Cameron Limited, Cameron GmbH, Cameron Canada Corporation, Cameron Lux III SARL and Cameron (Singapore) Pte. Ltd. entered into a Consent and Third Amendment to the Credit Agreement (the “Amendment”) with the banks and other financial institutions (“Lenders”) that are identified in the exhibit attached hereto. The Amendment is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.  Cameron and Lenders have agreed on the terms and conditions set forth in the Amendment to make certain amendments to the Credit Agreement, including certain amendments to remove Cameron Limited and Cameron GmbH as borrowers under the Credit Agreement and certain amendments to facilitate Cameron’s entry into a joint venture.  Cameron Flow Control Technology GmbH and Cameron Petroleum (UK) Limited have joined the Credit Agreement as borrowers through a separate joinder agreement.

                The foregoing summary of the terms of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 10.1 to this report.

Item 9.01.      Financial Statements and Exhibits.

                (d)        Exhibits.

                The following is being furnished as an exhibit to this report:

Exhibit Number	Exhibit Title or Description

Exhibit 10.1
Consent and Third Amendment to Credit Agreement dated as of June 26, 2013, among Cameron International Corporation, Cameron Limited, Cameron GmbH, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, Cameron Lux III SARL, the Lenders (as defined therein), Banco Bilbao Vizcaya Argentaria, Standard Chartered Bank, and Citibank N.A., as Syndication Agents, and JPMorgan Chase Bank, N.A., as L/C Issuer and Administrative Agent.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2013	CAMERON INTERNATIONAL CORPORATION

	By:	/s/ Grace B. Holmes
Name: Grace B. Holmes
Title: Vice President, Corporate Secretary & Chief Governance Officer

Cameron International Corporation
Current report on Form 8-K
Dated June 26, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

Exhibit 10.1
Consent and Third Amendment to Credit Agreement dated as of June 26, 2013, among Cameron International Corporation, Cameron Limited, Cameron GmbH, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, Cameron Lux III SARL, the Lenders (as defined therein), Banco Bilbao Vizcaya Argentaria, Standard Chartered Bank, and Citibank N.A., as Syndication Agents, and JPMorgan Chase Bank, N.A., as L/C Issuer and Administrative Agent.